DocuSign Envelope ID: 09D2D4F6-B68B-4A75-9C27-AB58FBE121 E6

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (the "Agreement") is made this 12th day
Of
February 2024, and is entered into between Brett Pezzuto ("Brett"), Christian Pezzuto ("Christian") (Brett and Christian are collectively, the "Pezzutos" or "Plaintiffs") and Global Arena Holding, Inc., a Delaware corporation, ("GAHC") and Global Election Services, Inc., a Delaware corporation, ("GES") (GAHC and GES are collectively, the "Defendants") (Brett, Christian, GAHC, and GES are collectively, the
"Parties" and each a "Party").

WHEREAS,
on April 28, 2023, the Pezzutos filed a lawsuit against GAHC and GES as Case No. 1:23-cv-03591-NRB (the "Litigation"), pending in
the United States District Court for the Southern District
of
New York;

WHEREAS,
the Pezzutos and GES stipulated to enter into binding arbitration with JAMS (the
"Arbitration") for the GES Notes, as further defined herein;

WHEREAS,
in
the Litigation, Pezzutos allege claims against Defendants arising out of
certain defaults
of
Brett and Christian's convertible promissory notes with GAHC and GES (the "GAHC Notes"
and "GES Notes" respectively);

WHEREAS,
to avoid the further expenditure
of
time, money and other resources required to
proceed with the Litigation and Arbitration, Pezzutos and Defendants desire to compromise and to settle fully all disputes between them relating to the issues and claims asserted in
the Litigation and Arbitration, excluding any claims which may arise regarding the enforcement or interpretation of
this
Agreement.

NOW THEREFORE,
for good and valuable consideration given, including the mutual promises herein contained, the receipt and sufficiency
of
which are hereby acknowledged, IT
IS
HEREBY AGREED AS FOLLOWS:

GAHC Settlement

1.

Defendant GAHC shall enter into confession
of
judgment agreements with each Brett and
Christian for the principal and interest due and owing on their respective GAHC Notes through June 30,
2024, which totals to each Brett and Christian the sum
of
Two Hundred and Thirty-Four Thousand Dollars ($234,000) (the "GAHC Settlement Sum").
If
Defendant GAHC does not pay the respective GAHC Settlement Sum to both Brett and Christian prior to June 30, 2024, then Brett and Christian or their agents shall have the right to enforce the confession
of
judgment. A copy
of
the confession
of
judgment agreements is attached hereto and incorporated herein as Exhibit A.

2.

GAHC will provide Brett and Christian with seven (7) calendar days' notice of
GAHC's
intent to pay the GAHC Notes. Brett and Christian then have the right, but not the obligation, to convert the GAHC Notes at one-tenth
of
one cent (.001) per share.
If
Brett and Christian do not elect to convert
the GAHC Notes, the GAHC Notes will be paid pursuant to Paragraph 1 herein.

3.

Upon the execution of this Agreement, GAHC will provide Seventy-Five Million

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(75,000,000) warrants
to
each Brett and Christian, or their respective trusts at their election, for a total of
One Hundred Fifty Million (150,000,000) warrants at a strike price of
one tenth
of
one cent (.001) for a
period
of
five (5) years. Copies of the two warrants are attached hereto and incorporated herein as Exhibit B.

GES Settlement

4.

As
of
March
31
, 2024, the GES Notes will have an outstanding principal and interest balance of
One Hundred Seventy-Six Thousand Six Hundred Forty-One Dollars ($176,641) (the "GES Notes Sum") for each Brett and Christian.
Attached hereto and incorporated herein as Exhibit C is a
letter
of
direction to convert both Brett and Christian's GES Notes Sum into stock of
1329291 B.C. Ltd company ("Shell Stock") which is doing an acquisition of GES resulting in the reverse takeover of Shell Stock by GES ("Acquisition") on the Cboe Canada Exchange on or before March 31, 2024.

5.

Defendant GES shall enter into confession
of
judgment agreements with each Brett and
Christian for the principal and interest due and owing on their respective GES Notes through March 31, 2024, which totals the GES Notes Sum to each Brett and Christian.
If
, and only
if
, the Acquisition does not occur pursuant to Paragraph 4 above, then Brett and Christian or their agents shall have the right to enforce the confession
of
judgment agreements. A copy
of
the confession
of
judgment agreements is
attached hereto and incorporated herein as Exhibit
D.

Settlement as to All Parties

6.

On or before June 30, 2024, Defendants will reimburse Pezzutos for their actual legal fees and costs incurred, which as
of
January
15
, 2024, Pezzutos have incurred Eight-Five Thousand Two Hundred Ten dollars and Eighty cents ($85,210.80)
in
attorneys' fees and costs.
Defendants are
responsible for Pezzutos' actual legal fees and costs incurred through the end of
the performance
of
this
Agreement. Any amount unpaid by June 30, 2024, will be added to the confession of
judgment pursuant
to Paragraph
1.

7.

Upon execution
of
this Agreement, the Parties agree to enter a stipulation dismissing the
Arbitration and removing it back to federal court. Both the GES and GAHC matters will be stayed in federal court pending the terms
of
this Agreement being met, and which time the case will be dismissed with prejudice, a copy
of
which is attached hereto and incorporated herein as Exhibit E.

8.

Except for the enforcement
of
the terms and provisions
of
this Agreement, Pezzutos,
together with their officers, directors, employees, agents, attorneys, representatives, beneficiaries, successors and assigns,
in
consideration
of
payment
of
the Settlement Sum and the execution
of
this
Agreement by Defendants, and other good and valuable consideration, the receipt and sufficiency of
which is acknowledged, hereby release and forever discharge Defendants, their principals, officers, directors, employees, agents, successors and assigns
of
and from any and all loss, costs, claims, actions,
lawsuits, administrative claims, arbitration claims, causes
of
action, demands, damages, or expenses
of
any type whatsoever, in l
aw
or in equity, imposed by contract, statute, common law or otherwise, whether or not known now, anticipated, unanticipated, suspected or claimed, fi
xed or contingent, direct or indirect, liquidated
or
unliquidated, accrued
or
unaccrued, irrespective
of
le
ga
l theory and whether

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damage has resulted from such or not, arising from or in any way related to
the Litigation or Arbitration.

Except for the enforcement
of
the terms and provisions
of
this Agreement, Defendants, for themselves, their officers, directors, employees, agents, affiliates, successors and assigns, in consideration of
the
execution
of
this Agreement
by
Pezzutos, and other good and valuable consideration, the receipt and sufficiency
of
which is acknowledged, hereby release and forever discharge Pezzutos, their officers, directors, employees, agents, successors and assigns
of
and from any and all loss, costs, claims, actions,
lawsuits, administrative claims, arbitration claims, causes
of
action, demands, damages, or expenses
of
any type whatsoever,
in
law
or
in equity, imposed by contract, statute, common law or otherwise, whether or not known now, anticipated, unanticipated, suspected or claimed, fixed or contingent, direct or indirect, liquidated
or
unliquidated, accrued or unaccrued, irrespective
of
legal theory and whether damage has
resulted from such or not, arising from or in any way related to the Litigation or Arbitration.

9.

The Parties represent and acknowledge that they have consulted with counsel with respect to the terms
of
this Agreement and agree that it shall be interpreted
in
accordance with its plain meaning
and no party shall be deemed the drafter
of
this Agreement for purposes
of
its construction or
interpretation.

10.

The Parties knowingly and expressly warrant and represent that: they have been provided a reasonable and adequate period of
time in
which to consider this Agreement; (ii) they have consulted with counsel of
their own choosing before signing this Agreement; (iii) no statements or actions made or taken by the Parties have
in
any way coerced or unduly influenced them to execute this Agreement; (iv) this Agreement is written in
a manner that is understandable to the Parties and that they have read and understand all paragraphs
of
this Agreement; and (v) they knowingly and voluntarily agree to all the terms set forth in this Agreement and intend to be legally bound by
the Agreement. It is hereby
understood and agreed that no promises, representations, understandings, or warranties have been made by any party other than those which are expressly contained herein. It is further understood that this Agreement contains the entire agreement between the Parties with respect to the subject matter contained herein and this Agreement supersedes, in its entirety, all proposals, negotiations, letter
s,
letter
agreements, oral agreements, and understandings and representations that the parties made or had prior to the execution
of
this Agreement.

11.

This Agreement shall not be modified, or amended, except in writing, signed by all
Parties. No waiver
of
any term in or beach
of
the Agreement shall be effective unless made in a writing
signed by all Parties. A written waiver, or successive written waivers, by a Party of
any breach or default
by another Party
of
any
of
the terms
or
provisions
of
this Agreement shall not operate as a waiver
of
any other breach or default.

12.

It is further understood and agreed that if, at any time, a material violation of
any term
of
the Agreement is asserted by a Party, that Party shall have the right to seek performance of
that term
and/or any other necessary and proper relief including, but not limited to, damages and injunctive relief and the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees. All remedies for breach set forth in this Agreement are intended to be nonexclusive and a Party may seek any remedies available at law or in equity.

13.

If
any provision or term is detennined to be invalid by a Court or other tribunal of

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competent jurisdiction, it is agreed that such determination shall not affect the enforceability of
the other terms and provisions herein.

14.

This Agreement shall be governed and construed in accordance with the laws of
the state
of
New York, United States
of
America, without regard to conflict
of
laws principles.

15.

This document can
be
executed in any number
of
counterparts, each
of
them deemed an
original, but all together shall constitute one and the same Agreement.
A signature transmitted by e-
mail or facsimile shall be deemed the equivalent of an original signature.

16.

By signing below, each Party acknowledges that the individual who has signed on behalf of
that Party has done so with the full authority to bind that Party.

17.

This Agreement shall not constitute an admission
of
any
of
the allegations against the other and shall not be considered as an admission of liability, wrongdoing, or anything improper.

Plaintiffs

DocuSigned by:

By: Brett Pezzuto
147EE57A6D4A4D2...

Brett Pezzuto

DocuSigned by:

By: Christian Pezzuto
[illegible]

Christian Pezzuto

Defendants

Global Arena Holding, Inc.

By: [signature]

Name: John S Matthews

Title: Chairman

Global Election Services, Inc.

By: [signature]

Name: John S Matthews

Title: Chairman

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